COMMUNICATION INTELLIGENCE CORPORATION
                         275 Shoreline Drive, Suite 500
                        Redwood Shores, California 94065

                                   ___________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   ___________

                                  June 27, 2005
                                   ___________

To the Stockholders of Communication Intelligence Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Communication Intelligence Corporation, a Delaware corporation (the "Company"), will be held at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, on June 27, 2005, at 1:00 p.m. Pacific Time, for the following purposes, all as more fully described in the attached Proxy Statement:

1. To elect five directors to serve until their respective successors are duly elected and qualified; and

2.   To  transact  such other  business as may  properly  come before the Annual
     Meeting.

     You are urged to carefully read the attached proxy statement and the additional information concerning the matters to be considered at the meeting. The Board of Directors has fixed the close of business on May 4, 2005 as the record date. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of the shareholders will be available for inspection at the Company's headquarters, 275 Shoreline Drive, Redwood Shores, California 94065, at least ten days before the annual meeting and at the Annual Meeting.

                             YOUR VOTE IS IMPORTANT

     EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE VOTED AT THE ANNUAL MEETING. IF YOU EXECUTE A PROXY, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

Redwood Shores, California        By Order of the Board of Directors
May 18, 2005

                                        // Guido DiGregorio
                                        ----------------------------
                                           Guido DiGregorio
                                Chairman, President and Chief Executive Officer

                                TABLE OF CONTENTS

                                                                           Page

INTRODUCTION............................................................      1

VOTING SECURITIES.......................................................      1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..........      3

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.................      3

ELECTION OF DIRECTORS...................................................      4

EXECUTIVE OFFICERS......................................................      7

EXECUTIVE COMPENSATION..................................................      7

COMPENSATION COMMITTEE REPORT...........................................      9

AUDIT COMMITTEE REPORT..................................................     10

INFORMATION REGARDING THE COMPANYS INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM..................................................     12

PERFORMANCE GRAPH.......................................................     14

COMPANY CODE OF ETHICS..................................................     15

PROPOSALS OF SECURITY HOLDERS...........................................     15

SOLICITATION OF PROXIES.................................................     15

OTHER MATTERS...........................................................     15

ADDITIONAL INFORMATION..................................................     15

                     COMMUNICATION INTELLIGENCE CORPORATION
                         275 Shoreline Drive, Suite 500
                        Redwood Shores, California 94065

                                  _____________

                                 PROXY STATEMENT
                                  _____________

                         ANNUAL MEETING OF STOCKHOLDERS
                                  _____________

                                  INTRODUCTION

     This Proxy Statement and the accompanying proxy is being furnished to stockholders of Communication Intelligence Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use in voting at the Company's Annual Meeting of Stockholders to be held at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, on June 27, 2005, at 1:00 p.m. Pacific Time, and any and all adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following:

 (i) the election of five directors to serve until their respective successors are duly elected and qualified; and
(ii) such other proposals as may properly be brought before the meeting.

     This Proxy Statement and the accompanying proxy, together with a copy of the Company's Annual Report to Stockholders, are first being mailed or delivered to stockholders of the Company on or about May 18, 2005.

     WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO SIGN AND RETURN THE PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHARES CAN BE VOTED AT THE ANNUAL MEETING ONLY IF THE HOLDER IS REPRESENTED BY PROXY OR IS PRESENT.

                                VOTING SECURITIES

     We have designated May 4, 2005 as the record date. Accordingly, only holders of record of shares of the Company's common stock ("Common Stock") at the close of business on such date are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, there were approximately 955 beneficial owners of the 102,250,065 outstanding shares of our Common Stock. Each stockholder is entitled to one vote for each share of our Common Stock held by that stockholder as of the record date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder "for," "against" or "abstain" on the proxy, which is duly returned and properly executed, the shares will be voted accordingly. If no choice is specified on the returned proxy, the shares will be voted in favor of the approval of the proposal described in the Notice of Annual Meeting and in this proxy statement. The presence in person or by proxy of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     A stockholder executing a proxy pursuant to this solicitation may revoke his or her proxy at any time prior to its use by:

     o delivery to the Secretary of the Company a signed notice of revocation or a later-dated, signed proxy; or

     o    attending the meeting and voting in person.

     In order to be effective, all revocations or later-filed proxies must be delivered to the Company at the address listed above not later than June 27, 2005, 1:00 p.m., local time.

     Attendance at the meeting does not in itself constitute the revocation of a proxy.

     Proxies marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting, but will not be counted as voting on any matter as to which abstinence is indicated. Broker "non-votes" (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will not be treated as present for purposes of determining whether there is a quorum for the Annual Meeting unless the broker is given discretion to vote on at least one matter on the agenda.

     If a quorum is present at the annual meeting, the five nominees for director receiving the greatest number of votes (a plurality) will be elected. Abstentions and broker non-votes will not be considered in determining whether director nominees have received the requisite number of affirmative votes.

     Each enclosed proxy gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company's proposal and any other matters that may be properly proposed at the Annual Meeting. The shares represented by all valid non-revoked proxies returned in time to be voted at the Annual Meeting will be voted in accordance with the instructions marked therein. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN THE PROXY. As of the date hereof, the Company is not aware of any other matter to be presented for action at the Annual Meeting. However, if any other matter(s) properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxyholders named therein. If the meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date.

     The Company will pay the cost of its proxy solicitation. Upon request, the Company will reimburse brokers, banks, and other nominees for their reasonable expenses in sending proxy material to their principals and obtaining their proxies. Some of the Company's employees may also solicit stockholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this. Your cooperation in promptly completing and returning the enclosed proxy card to vote your shares of Common Stock will help to avoid additional expense.

     If you are a shareholder of record and you plan to attend the annual meeting, please indicate this when you vote. If you are a beneficial owner of shares of Common Stock held by a bank, broker or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from the bank, broker, or other nominee are examples of proof of ownership. If you want to vote in person your shares of Company's common stock held in street name, you will have to obtain a proxy, executed in your favor, from the holder of record. You will need to provide proof of identification to gain entry to the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of May 15, 2005, with respect to the beneficial ownership of (i) any person known to be the beneficial owner of more than 5% of any class of voting securities of the Company, (ii) each director and director nominee of the Company, (iii) each of the current executive officers of the Company named in the Summary Compensation Table of this Proxy Statement under the heading "Executive Compensation" and (iv) all directors and executive officers of the Company as a group.

                                                               Common Stock
                                                          ----------------------

                              Name of Beneficial Owner        Number     Percent
                                                            of Shares   of Class

 Guido DiGregorio (1)....................................... 1,950,000    1.91%
 C. B. Sung (2)............................................. 1,825,610    1.79%
 Louis P. Panetta (3).......................................   178,125        *
 Michael Farese (4).........................................   125,000        *
 Welch, Davie E. (5)........................................    50,000        *
 Francis V. Dane (6)........................................   340,400        *
 All directors and executive officers as a group (6 persons) 4,469,135     4.37%
___________
*        Less than 1%.

(1) Includes 1,950,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of May 15, 2005. The business address of Mr. DiGregorio is 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065.

(2) Includes (a) 1,631,051 shares held by the Sung Family Trust of which Mr. Sung is a trustee, (b) 3,369 shares held by the Sung-Kwok Foundation of which Mr. Sung is the Chairman, and (c) 191,190 shares of common stock issuable that are exercisable within 60 days of May 15, 2005. Mr. Sung may be deemed to beneficially own the shares held by the Sung Family Trust and the Sung-Kwok Foundation. The business address of Mr. Sung is, UNISON Group, 1001 Bayhill Dr., 2nd Floor, San Bruno, California 94066.

(3) Includes 178,125 shares issuable upon the exercise of options that are exercisable within 60 days of May 15, 2005. The business address of Mr. Panetta is 827 Via Mirada, Monterey, California 93940.

(4) Includes 125,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of May 15, 2005. The business address of Mr. Farese is 401 River Oaks Parkway, San Jose, CA 95134.

(5) Includes 50,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of May 15, 2005. The business address of Mr. Welch is 1729 East Otero Avenue, Littleton, CO 80122.

(6) Includes (a) 212 shares held by Mr. Dane and (b) 340,188 shares issuable upon the exercise of stock options that are exercisable within 60 days of May 15, 2005. The business address of Mr. Dane is 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file certain reports with the Securities and Exchange Commission (the "SEC") regarding ownership of, and transactions in, the Company's securities. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the
SEC. Based solely on a review of copies of such forms received by the Company and written representations received by the Company from certain reporting persons, the Company believes that for the year ended December 31, 2004 all
Section 16(a) reports required to be filed by the Company's executive officers, directors and 10% stockholders were filed on a timely basis except for one Form-4 related to the 2004 option grant disclosed herein, which was inadvertently filed late.

                              ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors shall consist of such number of directors, with a minimum of three, as the Board of Directors may determine from time to time. The authorized number of directors is five (5). The five persons listed below are the nominees for election as directors at the Annual Meeting. Each director elected at this Meeting will serve for one (1) year or until his successor is duly elected and qualified or his earlier resignation, removal or disqualification.

     Unless otherwise instructed, the proxyholders named in the accompanying proxy will vote the shares represented by proxies received by them for the election of the five nominees to the Board of Directors named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the shares will be voted for the election of any nominee designated by the present Board of Directors. The Company is not aware of any nominee who will be unable or will decline to serve as a director.

Director Nominees

     The following table sets forth certain information concerning the nominees:

                                                      Year First Elected
Name                               Age                   or Appointed

Guido D. DiGregorio.........        66                       1997
Michael Farese..............        57                       2002
Louis P. Panetta............        55                       2000
C. B. Sung..................        80                       1986
David E. Welch..............        57                       2004

     The business experience of each of the director nominees for at least the past five years includes the following:

     Guido D. DiGregorio was elected Chairman of the Board in February 2002, Chief Executive Officer in June 1999 and President in November 1997. From November 1997 to June 1999, he was also the Company's Chief Operating Officer. He was a partner in DH Partners, Inc. (a management consultant firm) from 1996 to 1997. Prior to 1996, Mr. DiGregorio was recruited by a number of companies to reverse trends of financial losses, serving as President and CEO of each of the following companies: Display Technologies, Inc. (a manufacturer of video data monitors) from 1994 to 1996, Superior Engineering Corp. (a producer of factory-built gas fireplaces) from 1991 to 1993, Proxim, Inc. (wireless data communications) from 1989 to 1991, Maxitron Corp. (a manufacturer of computer products) from 1986 to 1989 and Exide Electronics (producer of computer power conditioning products) from 1983 to 1986. From 1966 to 1983, Mr. DiGregorio was employed by General Electric in various management positions, rising to the position of General Manager of an industrial automation business.

     Michael Farese was elected a director of the Company in February 2002. Mr. Farese has over thirty years of broad based telecommunications industry experience, including an extensive background in cellular and wireless subscriber equipment. From March 2002 to the present, he has been the President & CEO of WJ Communications, a Silicon Valley-based manufacturer of innovative broadband communications products for current and next generation wireless communications networks. From 1999 until 2003, Mr. Farese was President & CEO, Tropian Inc. Prior to 1999, he held numerous senior management positions, including Vice President & General Manager of Global Personal Networks at Motorola, Vice President & General Manager-American Business Group at Ericsson, Vice President, Product Planning & Strategy at Nokia, Executive Director-Business Systems, ITT and Division Manger-Networks Business Systems at AT&T.

     Louis P. Panetta was elected a director of the Company in October 2000. From November 2001 to September 2003, Mr. Panetta was a member of the Board of Directors of Active Link. From February 2001 until April 2003, Mr. Panetta was Vice President of Marketing and Investor Relations with Mobility Concepts, Inc. (a wireless Systems Integrator), a subsidiary of Active Link Communications. From September 1999 to October 2000, Mr. Panetta was President and Chief Operating Officer of PortableLife.com (e-commerce products provider) and from December 1992 to September 1999 he was President and Chief Executive Officer of Fujitsu Personal Systems (a manufacturer of computer hardware). From 1995 to 1999, Mr. Panetta served on the Board of Directors of Fujitsu Personal Systems.

     C.B. Sung was elected a director of the Company in 1986. Mr. Sung has been the Chairman and Chief Executive Officer of Unison Group, Inc. (a multi-national corporation involved in manufacturing, computer systems, international investment and trade) since 1986 and Unison Pacific Corporation since 1979. He also serves on the Board of Directors of several private companies and non-profit organizations.

     David E. Welch was elected a director in March 2004 and serves as the financial expert on the Audit Committee. From July 2002 until the present, Mr. Welch has been the principal of David E. Welch Consulting, a financial consulting firm. From April 2004 until the present, Mr. Welch also has been Vice President and Chief Financial Officer of American Millennium Corporation, Inc., a provider of satellite based asset tracking and reporting equipment. Mr. Welch was Vice President and Chief Financial Officer of Active Link Communications, a manufacturer of telecommunications equipment, from 1999 to 2002. Mr. Welch has held positions as Director of Management Information Systems and Chief information Officer with Micromedex, Inc and Language Management International from 1995 through 1998. Mr. Welch is a member of the Board of Directors of Advanced Neutraceuticals, Inc.

Board of Director Meetings and Committees

     The Company's affairs are managed under the direction of the Board of Directors. Members of the Board receive information concerning the Company's affairs through oral and written reports by management, Board and committee meetings and other means. The Company's directors generally attend Board of Directors meetings, committee meetings and informal meetings with management and others, participate in telephone conversations and have other communications with management and others regarding the Company's affairs.

     Directors of the Company serve until their successors are duly elected and qualified or until their earlier resignation, removal or disqualification. There are no family relationships between the Company's directors and executive officers.

Board Committees

     The Company's Board of Directors has four committees as set forth below. The members of each committee are appointed by the Board of Directors.

     Audit Committee. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors and reports to the Board of Directors the results of these activities, including the systems of internal controls that management and the Board of Directors have established, our audit and compliance process and financial reporting. The Audit Committee, among other duties, engages the independent public accountants retained as the registered public accounting firm, pre-approves all audit and non-audit services provided by the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountants with the independence of such auditors and reviews the independence of the independent public accountants. The members of the Audit Committee are Michael Farese, Louis P. Panetta, C. B. Sung and David E. Welch. Mr. Welch serves as the Audit Committee's financial expert. Each member of the Audit Committee is independent as defined under applicable rules and regulations. The Audit Committee conducted four meetings in the year ended December 31, 2004 and all members attended the meetings. A copy of the Audit Committee charter can be found at our website, www.cic.com.

     Finance Committee. The Finance Committee develops strategies for the financing and development of the Company and monitors and evaluates progress toward established objectives. The members of the Finance Committee are Michael Farese, Louis P. Panetta and C. B. Sung.

     Compensation Committee. The Compensation Committee generally reviews compensation matters with respect to executive and senior management arrangements and administers the Company's stock option plans. The members of the Compensation Committee are Michael Farese, Louis P. Panetta and C. B. Sung. The Board has adopted a Compensation Committee Charter, a copy of which can be found on our website.

     Nominating Committee. The Nominating Committee is responsible for considering and making recommendations to the Board concerning the appropriate size, functions and needs of the Board. The Nominating Committee reviews the appropriate skills and characteristics required of directors in the context of prevailing business conditions. The objective of the Nominating Committee is to create and sustain a Board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience. Directors should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom, and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in business, government, education, and technology, and in areas that are relevant to the Company's business activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time.

     We will consider all stockholder recommendations for candidates for the Board and, to date, we have not received a timely director nominee from a stockholder or stockholders holding more than 5% of our common stock. Any recommendation should be sent to the Company's Corporate Secretary at our principal executive office at 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065.

     We also consider potential candidates recommended by current directors, officers, employees, and others. We also may retain the services of search firms to provide us with candidates, especially when we are looking for a candidate with a particular expertise, quality, skill, or background. The Nominating Committee screens all potential candidates in the same manner, regardless of the source of the recommendation. Our review is typically based on any written materials provided with respect to the potential candidate. The Committee, while considering the current composition of the Board, determines whether the candidate meets our minimum qualifications, as set forth above, and specific qualities and skills for Directors, and whether requesting additional information or an interview is appropriate. Prior to completing this evaluation, the Committee conducts face to face interviews with the potential candidate, and then makes a recommendation to the full Board as to the persons who should be nominated by the Board. The Board determines the nominees after considering the recommendation of the Committee. The members of the Nominating Committee are Michael Farese, Louis P. Panetta, C. B. Sung and David E. Welch. The Board has adopted a Nominating Committee Charter, a copy of which can be found on our website.

Board and Committee Meetings

     During 2004, the Board of Directors held three formal meetings and also acted by unanimous written consent on fourteen occasions. The Committees held meetings jointly with the formal Board meetings. For the year ended December 31, 2004, except for C. B. Sung and Michael Farese, each incumbent director participated in all of the formal meetings of the Board and each Committee on which he served. Mr. Sung and Mr. Farese each missed one formal board meeting and one formal committee meeting.

Director Compensation

     For their services as directors of the Company, all non-employee directors receive a fee of $1,000 for each Board meeting attended and all directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attending such meetings. Directors are also eligible to receive stock options. In June 2004, Michael Farese, Louis Panetta and C. B. Sung were each granted immediately exercisable non-qualified options to purchase 25,000 shares of common stock at an exercise price of $0.54 per share, which options expire on June 21, 2011. Upon his appointment to the Board, David E. Welch was granted immediately exercisable non-qualified options to purchase 50,000 shares of common stock at an exercise price of $0.76 per share, which options expire on March 11, 2011.

Communications to the Board

     The Board of Directors welcomes and encourages stockholders to share their thoughts regarding the Company. Towards that end, the Board of Directors has adopted a policy whereby all communications should first be directed to Investor Relations. Investor Relations will then, for other than routine communications, distribute a copy of the communication to the Chairman of the Board, the Chairman of the Audit Committee and the Company's Chief Legal Officer. Based on the input and decision of these persons, along with the entire board, if it is deemed necessary the Company will respond to the communications. Stockholders should not communicate with individual directors unless requested to do so.

Recommendations of the Board of Directors

     APPROVAL TO ELECT FIVE DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES NAMED HEREIN. THE FIVE NOMINEES RECEIVING THE MOST VOTES, EVEN IF LESS THAN A MAJORITY, WILL BE ELECTED TO THE BOARD OF DIRECTORS.

                               EXECUTIVE OFFICERS

     The following table sets forth, as of May 15, 2004, the name and age of each executive officer of the Company, and all positions and offices of the Company presently held by each of them.


          Name                      Age   Positions Currently Held

          Guido D. DiGregorio       66    Chairman of the Board,
                                          Chief Executive Officer and President,
          Francis V. Dane           53    Chief Legal Officer,
                                          Secretary and Chief Financial Officer

     The business experience of each of the executive officers for at least the past five years includes the following:

     Guido D. DiGregorio - see above.

     Francis V. Dane was appointed the Company's Secretary in February of 2002, its Chief Financial Officer in October 2001, its Human Resources Executive in September 1998 and he assumed the position of Chief Legal Officer in December of 1997. From 1991 to 1997 he served as a Vice President and Secretary of the Company, and from 1988 to 1992 as its Chief Financial Officer and Treasurer. Prior to this Mr. Dane spent over a decade with PricewaterhouseCoopers, his last position was that of Senior Manager, Entrepreneurial Services Division. Mr. Dane is a member of the State Bar of California and has earned a CPA certificate from the states of Connecticut and California.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation awarded to, earned by or paid to the Company's President, regardless of the amount of compensation, and each executive officer of the Company serving as of December 31, 2004 whose total annual salary and bonus for 2004 exceeded $100,000 (collectively, the "Named Executive Officers").

                           Summary Compensation Table

                                                                                                      Long-Term
                                                                       Annual Compensation          Compensation
                                                                                                     Securities
                                                                                   Other Annual      Underlying
Name and Principal Position                              Year        Salary        Compensation        Options
Guido DiGregorio.....................................    2004     $   259,371(1)        -                    -
   Chairman, President and Chief Executive Officer       2003     $   206,250(1)        -                    -
                                                         2002     $   213,500(1)        -              250,000

Francis V. Dane......................................    2004     $   138,125                          100,000
   Chief Legal Officer, Secretary and                    2003     $   128,500           -              100,000
   Chief Financial Officer                               2002     $   110,083           -              100,000

___________

(1) Mr. DiGregorio's salary was increased in February 2002 to $250,000. In 2002 and 2003, Mr. DiGregorio deferred approximately $64,000 and $70,000, respectively, in salary payments to ease cash flow requirements. Mr. DiGregorio was paid his deferred salary from 2002 and 2003 in January 2003 and 2004, respectively. Mr. DiGregorio has elected to defer $70,000 of his 2005 salary payment to ease cash flow requirements. Such deferred payments are to be repaid at Mr. DiGregorio's request after December 31, 2005.


                              Option Grants in 2004

     On November 11, 2004, Mr. Dane was granted options to purchase 100,000 shares of the Company's common stock, at an exercise price of $0.55 per share. The options granted vest pro rata quarterly over three years.

          Aggregate Option Exercises in 2004 and Year-End Option Values

     The following table sets forth certain information concerning the Named Executive Officers with respect to the exercise of options in 2004, the number of shares covered by exercisable and unexercisable stock options at December 31, 2004 and the aggregate value of exercisable and unexercisable "in-the-money" options at December 31, 2004.

                                                                  Number of Securities
                                                                 Underlying Unexercised
                                                                    Options at Fiscal       Value of Unexercised
                                      Shares                            Year-End            In-The-Money Options
                                     Acquired                        Exercisable(E)/       at Fiscal Year-End(1)
                                        On            Value         Unexercisable(U)          Exercisable(E)/
Name                                 Exercise        Realized                                 Unexercisable(U)

Guido DiGregorio.............            -             $ -             1,950,000(E)          $         - (E)(1)

Francis V. Dane..............            -             $ -               309,852(E)          $    19,114 (E)(1)
                                                                         134,091(U)                9,886 (U)(1)

___________
(1) The value of unexercised in-the-money options was determined by using the difference between the closing sale price of the common stock on the Nasdaq Over the Counter Market as of December 31, 2004 ($0.62) and the exercise price of such options.

1999 Stock Option Plan

     The Company's 1999 Plan provides for the granting to the Company's directors and employees of non-transferable incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-transferable non-statutory stock options ("Non-Qualified Options"). A total of 4,000,000 shares of common stock are authorized for issuance under the 1999 Plan. As of May 15, 2005, options to purchase an aggregate 2,426,577 shares of common stock were outstanding and 1,435,597 shares remain available for future grants. Unless terminated sooner, the 1999 Plan will terminate in June 2009.

     The 1999 Plan may be administered by the Board of Directors or a committee of the Board. The Board or such committee has the authority to determine the terms of the options granted, including the exercise price, number of shares subject to each option, vesting provisions, if any, and the form of consideration payable upon exercise. The exercise price of Incentive Options must be the fair market value of the common stock valued at the date of grant, and the exercise price of Non-Qualified Options must be at least 85% of the fair market value of the common stock valued at the date of grant. The expiration date of Options is determined by the Board or a committee of the Board, but Options cannot expire later than ten years from the date of grant, and in the case of Incentive Options granted to 10% stockholders, cannot expire later than five years from the date of grant. Options have typically been granted with an expiration date seven years after the date of grant.

     If an employee to whom an award has been granted under the 1999 Plan dies while providing services to the Company, retires from employment with the Company after attaining his retirement date, or terminates employment with the Company as a result of permanent and total disability, the restrictions then applicable to such award shall continue as if the employee had not terminated employment and such award shall thereafter be exercisable, in whole or in part by the person to whom it was granted (or by his duly appointed, qualified, and acting personal representative, his estate, or by a person who acquired the right to exercise such option by bequest or inheritance from the grantee), in the manner set forth in the award, at any time within the remaining term of such award. Except as provided in the preceding paragraph, generally if a person to whom an option has been granted under the 1999 Plan ceases to be an employee of the Company, such option shall continue to be exercisable to the same extent that it was exercisable on the last day on which such person was an employee for a period of 90 days thereafter, or for such longer period as may be determined by the Board or a committee, of the Board whereupon such option shall terminate and shall not thereafter be exercisable.

     The Board has the authority to amend or terminate the 1999 Plan, provided that such action does not impair the rights of any optionee under any option previously granted under the 1999 Plan, without the consent of such optionee.

1994 Stock Option Plan

     The Company's 1994 Stock Option Plan (the "1994 Plan") provides for the granting to the Company's directors and employees of Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended and Non-Qualified Options. A total of 6,000,000 shares of common stock are authorized for issuance under the 1994 Plan. As of April 28, 2004, options to purchase an aggregate 809,025 shares of common stock were outstanding and no shares remain available for future grants. The 1994 Plan terminated in November 2004. The termination of the 1994 Plan had no effect on the 809,025 issued and outstanding stock options which will remain outstanding until they are exercised, or the expiration of the individual grants in September, 2006.

     The 1994 Plan may be administered by the Board of Directors or a committee of the Board. The Board or such committee of the Board has the authority to determine the terms of the options granted, including the exercise price, number of shares subject to each option, vesting provisions, if any, and the form of consideration payable upon exercise. The exercise price of Incentive Options must be the fair market value of the common stock valued at the date of grant, and the exercise price on Non-Qualified Options must be at least 85% of the fair market value of the common stock valued at the date of grant. The expiration date of Options is determined by the Board or a committee of the Board, but Options cannot expire later than ten years from the date of grant, and in the case of Incentive Options granted to 10% stockholders, cannot expire later than five years from the date of grant. Options have typically been granted with an expiration date seven years after the date of grant.

     If an employee to whom an award has been granted under the 1994 Option Plan dies while providing services to the Company, retires from employment with the Company after attaining his retirement date, or terminates employment with the Company as a result of permanent and total disability, the restrictions then applicable to such award shall continue as if the employee had not terminated employment and such award shall thereafter be exercisable, in whole or in part by the person to whom it was granted (or by his duly appointed, qualified, and acting personal representative, his estate, or by a person who acquired the right to exercise such option by bequest or inheritance from the grantee), in the manner set forth in the award, at any time within the remaining term of such award. Except as provided in the preceding paragraph, generally if a person to whom an option has been granted under the 1994 Plan ceases to be an employee of the Company, such option shall continue to be exercisable to the same extent that it was exercisable on the last day on which such person was an employee for a period of 30 days thereafter, or for such longer period as may be determined by the Board or a committee of the Board, whereupon such option shall terminate and shall not thereafter be exercisable.

     The Board has the authority to amend or terminate the 1994 Plan, provided that such action does not impair the rights of any optionee under any option previously granted under the 1994 Plan, without the consent of such optionee.

                          COMPENSATION COMMITTEE REPORT

     Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the four other most highly compensated executive officers. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this Proxy Statement.

     Compensation Philosophy and Objectives. The Committees' compensation philosophy is based upon the belief that the success of the Company results from the coordinated efforts of all employees working as a team to achieve objectives of providing superior products and services to the Company's customers and maximizing the Company's value for the benefit of its stockholders.

     The Company's compensation programs are designed to attract, retain and reward personnel whose individual and team performance contributes significantly to the short and long-term objectives of the Company. The Company's executive compensation programs are guided by the following principles, which may also be considered in making compensation decisions for employees:

     1 To ensure competitiveness, the Company monitors industry standards and considers this information when it makes compensation decisions; and

     2 The compensation of executive officers is affected by individual, team and overall Company performance. Overall Company performance is based upon achievement of strategic and operating goals. Such factors include revenues generated, technology validations, timely product introductions, capturing market share and preservation of and increases in stockholder value. Individual and team performance is considered to the extent of whether departmental goals are achieved within the time and budget constraints of Company operating plans. Additionally, individual performance is measured, in part, against the extent to which an individual executive officer is able to foster team spirit and loyalty and minimize employee turnover.

     Methods of Compensation. The key elements of the Company's executive compensation program consist primarily of base salary and stock options.

     The base salaries of the Company's executive officers are established as part of an annual compensation review cycle. In establishing those salaries, the Compensation Committee considered information about salaries paid by companies of comparable size in our industry, individual performance, position and internal comparability considerations. While all of these factors were considered, the Compensation Committee did not assign specific weights to any of these factors. Base salary for the Company's executive officers is generally determined by performance, the combined base salary and annual bonus for competitive positions in the industry and general market and Company conditions. Currently, the Company does not have an annual bonus plan.

     The Committees believe that the use of stock options as a means of compensation provide an incentive for executives and aligns their interests with those of the stockholders. All employees are eligible to receive stock options under the Company's stock option plans. The long-term, performance-based compensation of executive officers takes the form of option awards under the Company's stock option plans, which are designed to align a significant portion of the executive compensation program with long-term shareholder interests. These plans permit the granting of several different types of stock-based awards. The Compensation Committee believes that equity-based compensation ensures that the Company's executive officers have a continuing stake in the long-term success of the Company. All options granted by the Company have been granted with an exercise price equal to the market price of the Company's Common Stock on the date of grant and, accordingly, will only have value if the
Company's stock price increases. In granting options under the plans, the Compensation Committee generally takes into account each executive's responsibilities, relative position in the Company, past grants, and approximate grants to individuals in similar positions for companies of comparable size in the software industry.

     President and Chief Executive Officer's Compensation. Mr. Guido DiGregorio, the Chairman of the Board, Chief Executive Officer and President of the Company, was appointed to the Presidency by the Board of Directors in November1997, to the office of Chief Executive in June 1999 and to the Chairmanship in February 2002. The Company does not currently have an employment agreement with Mr. DiGregorio. Mr. DiGregorio currently receives an annual salary of $250,000. Mr. DiGregorio has deferred a portion of his salary payments to ease cash flow requirements. Mr. DiGregorio may resume payment of his full salary at any time and payment of deferred amounts may be demanded by Mr. DiGregorio at any time after December 31, 2005.

                  Compensation Committee Interlocks and Insider
                     Participation In Compensation Decisions

     During the fiscal year ended December 31, 2004, there were no employee directors on the Compensation Committee and no interlocks. On May 15, 2004, the Board of Directors adopted a Compensation Committee charter, A copy of the Compensation Committee charter can be found at our website, www.cic.com.

                                                     The Compensation Committee
                                                      Of the Board of Directors

                                                           Michael Farese
                                                           Louis P. Panetta
                                                           C. B. Sung

                             AUDIT COMMITTEE REPORT

     General. Under the Company's Audit Committee Charter ("Charter"), a copy of which can be found on our website, the general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company's financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company's financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors and is to be comprised of at least three directors, each of whom shall be independent, as such term is defined under the listing standards of the Nasdaq Stock Market. All committee members must be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee. All of the members of the Company's Audit Committee are independent and Mr. Welch is the committee's financial expert as such term is defined in applicable regulations and rules.

     Responsibilities and Duties. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. The financial management and the independent auditors of the Company have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

     The specific duties of the Audit Committee include the following:

     1. Select, retain, and, when appropriate, terminate the engagement of the independent auditor and set the independent auditors' compensation;

     2. Pre-approve all permitted non-audit services to be performed by the independent auditors and establish policies and procedures for the engagement of the independent auditors to provide permitted non-audit services;

     3. Periodically discuss and review with the independent auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board, including whether the provision by the independent auditors of permitted non-audit services is compatible with independence and obtain and review a report from the independent auditors describing all relationships between the independent auditors and the Company;

     4. Receive and review: (a) a report by the independent auditors describing the independent auditors' internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (b) other required reports from the independent auditors;

     5.   Meet  with   management   and  the   independent   auditors  prior  to
          commencement of the annual audits to review and discuss the planned scope and objectives of the audit;

     6. Meet with the independent auditors, with and without management present, after completion of the annual audit to review and discuss the results of the examinations of the independent auditors and appropriate analyses of the financial statements;

     7. Review the recommendations of the independent auditors for improving internal accounting controls and management's responses thereto;

     8. Review and discuss (a) the reports of the independent auditors, with and without management present, as to the state of the Company's financial reporting systems and procedures, the adequacy of internal accounting and financial controls, the integrity and competency of the financial and accounting staff, disclosure controls and procedures, other aspects of the financial management of the Company and
          (b) current accounting trends and developments, and (c) take such action with respect thereto as may be deemed appropriate;

     9. Review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q and discuss the results of the quarterly reviews and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

     10. Review and discuss with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including the judgment of the independent auditors about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

     11. Recommend to the Board of Directors, based upon the Committee's review, whether the financial statements should be included in the annual report on Form 10-K;

     12. Review press releases, as well as Company policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and rating agencies and review such releases, information and guidance for compliance with regulations governing the use of non-Generally Accepted Accounting Principles financial measures and related disclosure requirements;

     13. Discuss Company policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments that could materially impact the Company's contingent liabilities and risks;

     14. Review (a) the status of compliance with laws, regulations, and internal procedures, including, without limitation, the Company's policies on ethical business practices; and (b) the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and third parties as determined by the Committee and report on the same to the Board of Directors;

     15.  Establish  procedures  for the  confidential  and  anonymous  receipt, retention and treatment of complaints regarding the Company's accounting, internal controls, auditing matters and compliance with the Company's ethical business policies;

     16. Establish policies for the hiring of employees and former employees of the independent auditor;

     17. Prepare a report of the Committee each year for inclusion in the Company's proxy statement in accordance with SEC rules;

     18. Review and assess the adequacy of this Charter annually with the Board of Directors as a whole and report to the Board of Directors any significant matters as they occur during the year; and

     19. Conduct such other duties and undertake such other tasks as may be appropriate to the overall purposes for the Committee and as may be assigned from time to time by the Board of Directors consistent with such purposes

     Specific Audit Committee Actions Related to Review of the Company's Audited Financial Statements. In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements to be included in the company's Annual Report on Form 10-K for the twelve months ended December 31, 2004 with management, (ii) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU380) related to such financial statements, (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence, (iv) the Audit Committee has considered whether the provision of service represented under the headings on "Financial Information Systems Design and Implementation Fees" and "All Other Fees" as set forth below is compatible with maintaining Stonefield Josephson, Inc.'s independence, and (v) based on such reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the twelve months ended December 31, 2004.

                                                      The Audit Committee
                                                      Of the Board of Directors

                                                           Michael Farese
                                                           Louis P. Panetta
                                                           C. B. Sung
                                                           David E. Welch


                 INFORMATION REGARDING THE COMPANYS INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has selected Stonefield Josephson, Inc. ("Stonefield Josephson") as the Company's independent registered public accounting firm to audit the financial statements for fiscal year 2005. Stonefield Josephson has audited the Company's financial statements since fiscal year 1999. Prior to the retention of Stonefield Josephson neither the Company nor any person on its behalf consulted with Stonefield Josephson regarding the application of accounting principles to any transaction or the types of audit
opinion  that  might  be  rendered  on  the  Companys   financial   statements.
Representatives of Stonefield Josephson are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     Fees incurred by the Company to Stonefield Josephson in 2004 and 2003 were $294,000 and $321,000, respectively, and were comprised of the following:

     Audit Fees: Fees incurred by the Company to Stonefield Josephson for quarterly reviews and year-end audits were approximately $245,000 in 2004 and $214,000 in 2003. Such fees represented approximately 83% and 66% of the aggregate fees billed by Stonefield Josephson in 2004 and 2003, respectively.

     Audit-Related Fees: The Company did not incur any fees to Stonefield Josephson for any assurance and related work in fiscal year 2004 or 2003.

     Tax Fees: The Company incurred fees to Stonefield Josephson in connection federal and state tax returns of approximately $5,900 in 2004 (for work in connection with the Company's 2003 tax returns), which represented approximately 2% of the aggregate fees billed for Stonefield Josephson in 2004. In 2003 (for work in connection with the Company's 2002 tax returns), such fees were approximately $3,000, or approximately 1% of the aggregate fees billed for professional services by Stonefield Josephson in 2003.

     Financial Information Systems Design and Implementation Fees: There were no fees incurred in fiscal year 2004 or 2003 for financial information systems design and implementation services.

     All other Fees: The Company incurred fees to Stonefield Josephson for all other services of approximately $43,000 in 2004 and approximately $105,000 in 2003. The 2004 fees represented approximately 15% of the aggregate fees billed by Stonefield Josephson in 2004 and related primarily to preparation of the Company's 2004 proxy and a registration statement on Form S-1. The 2003 fees were 33% of the aggregate fees billed by Stonefield Josephson in 2003 and related primarily to preparation of a registration statement on Form S-1.

     The Audit Committee has considered whether the provision of non-audit services has impaired the independence of Stonefield Josephson and has concluded that Stonefield Josephson is independent under applicable SEC and Nasdaq rules and regulations.

                                PERFORMANCE GRAPH

     The Securities and Exchange Commission requires the Company to include in this Proxy Statement a graph comparing the Company's cumulative five-year return on its common stock with a broad-based stock index and either a nationally recognized industry index or an index of peer companies selected by the Company. This performance graph compares the cumulative five-year returns on the common stock with the Nasdaq Computer and Data Processing Index and the Nasdaq Index. Since March 14, 2003, the Company's common stock is traded on the Nasdaq OTC Bulletin Board.



                                [OBJECT OMITTED]




                          Total Return To Shareholders
                      (Includes reinvestment of dividends)


                                            ANNUAL RETURN PERCENTAGE
                                                    Years Ending

Company / Index                         Dec00    Dec01   Dec02    Dec03    Dec04
--------------------------------------------------------------------------------
COMMUNICATION INTELLIGENCE CORP        -87.50   -37.94  -45.31     5.71    60.81
NASDAQ U.S & FOREIGN INDEX             -39.62   -21.14  -31.19    50.84     8.82
NASDAQ COMPUTER & DATA PROCESSING      -54.12   -19.47  -31.04    31.74    10.14


                                                      INDEXED RETURNS
                                      Base              Years Ending
                                     Period
Company / Index                       Dec99   Dec00  Dec01  Dec02  Dec03  Dec04
--------------------------------------------------------------------------------
COMMUNICATION INTELLIGENCE CORP        100    12.50   7.76   4.24   4.48   7.21
NASDAQ U.S & FOREIGN INDEX             100    60.38  47.62  32.77  49.42  53.78
NASDAQ COMPUTER & DATA PROCESSING      100    45.88  36.95  25.48  33.56  36.97

                             COMPANY CODE OF ETHICS

     The Company has adopted the a Code of Ethics ("Code"), which is applicable to all Company employees , including the principal executive officer, the principal financial officer and controller and principal accounting officer ("Senior Executive and Financial Officers"). The Code is available on the Company's website, www.cic.com,. The Company intends, when applicable, to post amendments to or waivers from the Code (to the extent applicable to its Senior Executive and Financial Officers) on its website and in any manner otherwise required by the applicable standards or best practices.

                          PROPOSALS OF SECURITY HOLDERS

     A stockholder proposal requested to be presented at the Company's next Annual Meeting of Stockholders must be received by the Company at its principal executive offices, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, no later than January 20, 2006. The Board of Directors will review any stockholder proposal received in accordance herewith and will determine whether such proposal is appropriate and satisfies the applicable requirements for inclusion in the Company's proxy statement for its next Annual Meeting of Stockholders.

                             SOLICITATION OF PROXIES

     The Company will bear the cost of the Annual Meeting and the solicitation of proxies related thereto, including the costs relating to printing and mailing the proxy materials. The Company has retained American Stock Transfer and Trust Co., the Company's transfer agent, to assist the Company in the solicitation of proxies. Directors, officers and employees of the Company may make additional solicitations in person or by telephone in respect to the Meeting.

                                  OTHER MATTERS

     The Board of Directors knows of no other matter that may be presented for action at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their judgment in respect to any such matter.

     Copies of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, including any amendments thereto, and the notice of annual meeting of stockholders, proxy statement and proxies, are available upon written request, without cost, from the Company's principal executive offices at 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065 (Attention:
Corporate Secretary), Telephone (650) 802-7888.

     Stockholders are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided, regardless of whether or not they expect to attend the Annual Meeting. The prompt return of such proxy will assist the Company in preparing for the Annual Meeting. Your cooperation is greatly appreciated.

                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2004 accompanies this Proxy statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2004 with the Securities and Exchange Commission (the "SEC"). The SEC maintains a web site, www.sec.gov, that contains reports, proxy statements, and certain other information filed electronically by the Company with the SEC. Shareholders may obtain, free of charge, a copy of the Form 10-K by writing to Communication Intelligence Corporation, Attn: Corporate Secretary, 275 Shoreline Drive, Suite 500, Redwood Shores, CA, 94065, or visiting the Company's web site at www.cic.com.


                                 BY ORDER OF THE BOARD OF DIRECTORS


                                Guido DiGregorio
                                Chairman, President and Chief Executive Officer

May 18, 2004